Accounting Policies, by Policy (Policies)	0 Months Ended
Jun. 30, 2012
Use of Estimates, Policy [Policy Text Block]

Use of estimates

The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash Cash includes non-interest bearing non-restricted cash.
Underwriting Commissions and Offering Costs [Policy Text Block]

Underwriting commissions and offering costs

Staton Bell Blank Check LLC (“SBBC”), an entity affiliated with Daniel C. Staton and Marc H. Bell, each of whom is a member of the Company’s board of directors, has agreed to pay all such underwriting commissions in connection with the initial public offering, as well as placement agent fees, if any, for the private placement of units that the Company is conducting concurrently with the initial public offering. SBBC has also agreed to pay all offering costs in connection with the initial public offering and the private placement. The Company will not reimburse SBBC for such commissions, fees and costs.  Therefore, no such commissions, fees or costs will be borne by the Company. As of June 26, 2012, underwriting commissions and offering costs of $51,942 have been incurred.

Also, the Company and ARRM intend to enter into a sub-management agreement with SBBC.